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                                                                    EXHIBIT 10.5

                               OMNISKY CORPORATION

             SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                                 APRIL 24, 2000


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                               TABLE OF CONTENTS

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                                                                                               PAGE
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
1.      Certain Definitions......................................................................1


2.      Restrictions on Transferability..........................................................2


3.      Restrictive Legend.......................................................................2


4.      Notice of Proposed Transfers.............................................................3


5.      Requested Registration...................................................................4


6.      Company Registration.....................................................................6


7.      Expenses of Registration.................................................................7


8.      Registration Procedures..................................................................7


9.      Registration on Form S-2 or S-3..........................................................8


10.     Termination of Registration Rights.......................................................8


11.     Lock-up Agreement........................................................................8


12.     Indemnification..........................................................................9


13.     Information by Holder...................................................................10


14.     Rule 144 Reporting......................................................................10


15.     Transfer of Registration Rights.........................................................11


16.     Subsequent Grant of Registration Rights.................................................11


17.     Basic Financial Information.............................................................11


18.     Visitation and Observer Rights..........................................................13


19.     Rights of First Offer...................................................................13


20.     Right of First Refusal..................................................................15


21.     Governing Law...........................................................................17


22.     Entire Agreement........................................................................17
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
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
23.     Notices, etc............................................................................17


24.     Counterparts............................................................................17


25.     Amendment...............................................................................17


26.     Additional Parties......................................................................17

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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

        This Amended and Restated Investors' Rights Agreement (this "AGREEMENT") is made as of April 24, 2000 by and among OmniSky Corporation (formerly known as AirWeb Corporation), a Delaware corporation (the "COMPANY"), the persons listed on the Schedule of Holders attached hereto as Schedule A (the "EXISTING SHAREHOLDERS") and the purchasers of the Company's Series C Preferred Stock, par value $0.001 per share (the "SERIES C PREFERRED") listed on the Schedule of Purchasers attached hereto as Schedule B (the "SERIES C HOLDERS").

                                    RECITALS

        A. The Company and the Existing Shareholders are parties to an Amended and Restated Investors' Rights Agreement dated January 18, 2000 (the "FORMER AGREEMENT").

        B. The parties to the Former Agreement desire to amend and restate such agreement to read as set forth below and to include the Series C Holders as set forth on Schedule B hereto.

        C. The Company and the Series C Holders have entered into agreements for issuance by the Company and acquisition by the Series C Holders of shares of the Series C Preferred.

        D. The obligation of the Series C Holders to acquire the Series C Preferred is conditioned upon, among other things, the execution and delivery by the Company and the Existing Shareholders of this Agreement.

                                    AGREEMENT

        1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

        "COMMISSION" shall mean the Securities and Exchange Commission or any successor agency.

        "HOLDER" shall mean any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 15 hereof.

        "NEW SECURITIES" shall have the meaning set forth in Section 19 of this Agreement.

        "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof (or any similar legend).

        "REGISTRABLE SECURITIES" shall mean (i) shares of the Company's Common Stock issued or issuable upon the conversion of the Series A Preferred Stock, par value $0.001 per share (the "SERIES A PREFERRED"); (ii) shares of the Company's Common Stock issued or issuable upon the conversion of the Series B Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED"); (iii) shares of the Company's Common Stock issued or issuable upon the conversion of the Series C

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Preferred Stock, par value $0.001 per share (the "SERIES C PREFERRED"); (iv) any
Common Stock of the Company or other securities issued or issuable in respect of shares of the Series A Preferred, Series B Preferred or Series C Preferred; and
(v) shares of the Company's Common Stock or other securities issued or issuable in respect of the shares described in clause (i), (ii), (iii) or (iv) upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any shares described in clauses (i)-(v) above which have been resold to the public and are no longer Restricted Securities shall cease to be Registrable Securities upon such resale.

        The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 5, 6, 8 and 9 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration and the legal expenses up to $20,000 of one counsel to the Holders.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the legal expenses of counsel to the Holders that exceed $20,000 or are generated by a second legal counsel to the Holders.

        2. Restrictions on Transferability. The Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder, other than a transferee acquiring such securities in connection with a registered offering covering such disposition, to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

        3. Restrictive Legend. Each certificate representing (i) the Series A Preferred, (ii) the Series B Preferred, (iii) the Series C Preferred, (iv) shares of the Company's Common Stock issued upon conversion of the Series A Preferred, Series B Preferred and Series C Preferred, and (v) any other securities issued in respect of the Series A Preferred, Series B Preferred, Series C Preferred or Common Stock issued upon conversion of the Series A Preferred, Series B Preferred and Series C Preferred including upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE

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        ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.
        COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

        THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A ONE HUNDRED EIGHTY (180) DAY LOCKUP FOLLOWING THE CORPORATION'S INITIAL PUBLIC OFFERING, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

        Each Holder consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Series A Preferred, the Series B Preferred, the Series C Preferred or the Common Stock in order to implement the restrictions on transfer established in this Section 3. The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

        4. Notice of Proposed Transfers. The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company reasonably requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that no opinion or "No Action" letter need be obtained with respect to a transfer to (A) a partner or member, active or retired, of a Holder of Restricted Securities, (B) the estate of any Holder of Registrable Securities, (C) an "affiliate" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, (D) if to a corporation, to its stockholders, (E) if to a limited liability company, to its members or former members or (F) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons, if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as

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above provided shall bear the appropriate restrictive legend set forth in
Section 3 above, except that such certificate shall not bear such restrictive legend if the transferee provides an opinion of counsel as provided in Section 3 or in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

        5.     Requested Registration.

               (a) Request for Registration. If at any time after the earlier of (i) December 30, 2003 or (ii) the first anniversary of the closing date of a sale of securities registered on the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, the Company shall receive from any Holder or group of Holders holding at least one-third of the Preferred Stock (the "INITIATING HOLDERS") a written request that the Company effect any registration where the anticipated gross proceeds from the sale of the shares of Registrable Securities being registered exceeds $10 million, the Company will:

                        (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                        (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

        Provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 5:

                                (A)     in any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                (B)     after the Company has effected two such
registrations pursuant to this Section 5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold; or

                                (C)     during the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date 120 days immediately following the effective date of, any Company-initiated registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); provided that, the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

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        Subject to the foregoing clauses (A), (B) and (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. If, however, the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days (or not more than 60 days in the case of a registration pursuant to Section 9 hereof) after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a). The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities to be registered in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders) and to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 5(a), the Company shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in the registration as follows:
(A) all securities proposed to be offered by the Company for its own account or for the account of holders of securities other than Registrable Securities shall be excluded before any Registrable Securities are excluded; and (B) if, after all non-Registrable Securities have been excluded, additional limitations are required, then the number of Registrable Securities included in the registration shall be allocated among all Holders requesting inclusion thereof in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities proposed to be registered by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such

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Registrable Securities a greater number of Registrable Securities held by other
Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b). If the registration does not become effective due to the withdrawal of Registrable Securities at the behest of the Holder(s) of such Registrable Securities and the withdrawal of the registration is not at the request or on the advice of the Company or the underwriter nor is the result of a material adverse change in the Company's business, financial condition, results of operations or prospects since the date of the written request of the Initiating Holders pursuant to this Section 5, then either (1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) if the Holders fail to make such reimbursement, the aborted registration shall be treated as effected for purposes of Section 5(a)(B).

        6.     Company Registration.

               (a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration pursuant to Section 5 or 9, (ii) a registration relating solely to employee benefit plans or (iii) a registration relating solely to a Rule 145 transaction, the Company will:

                      (i) promptly give to each Holder written notice thereof; and

                      (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, mailed by any Holder or Holders within 20 days after receipt of such written notice from the Company, provided that the Company may limit, to the extent so advised by the underwriters as a result of market conditions, the amount of Registrable Securities to be included in the registration by the Holders to an amount not less than 25% of the total number of securities included in the offering, unless such offering is the initial public offering of the Company's securities, in which case all Registrable Securities may be excluded from such offering if the underwriter so advises the Company based on the current market conditions. The written request of a Holder may specify that all or a part of such Holder's Registrable Securities shall be included in such registration.

               (b) In all registered public offerings, whether underwritten or not, the amount of Registrable Securities of Holders which are included in such registration, in accordance with the limitations set forth in Section 6(a)(ii) above, shall be allocated to the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities proposed to be registered by each of such Holders (assuming conversion of all outstanding Series A Preferred, Series B Preferred or Series C Preferred, as the case may
be) as of the date of the notice given pursuant to this Section.

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        7.     Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 5, 6 and 9 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

        8. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of securities of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-2 or Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

               (b) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders or underwriters may reasonably request in order to facilitate the public offering of such securities;

               (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or to applicable anti-fraud provisions;

               (d) use its best efforts to register and qualify the securities covered by such registration statement under such other applicable securities or blue sky laws; provided that, the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (e) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;


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               (g)     enter into an underwriting agreement in form reasonably
necessary to effect the offer and sale of Registrable Securities; and

               (h) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing.

        9. Registration on Form S-2 or S-3. In addition to the rights set forth above, if the Holder(s) holding at least 25% of the Registrable Securities request in writing that the Company file a registration statement on Form S-2 or S-3 (or any successors thereto) ("FOLLOW-ON REGISTRATIONS") for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is entitled to use Form S-2 or S-3 to register securities for such an offering, the Company shall use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act). The Company will promptly give written notice of the request for the proposed registration to all other Holders and include all Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 30 days after receipt of such written notice from the Company. The written request of a Holder may specify that all or part of such Holder's Registrable Securities will be included in such registration. If the Follow-On Registration is for an underwritten offering, the provisions of Section 5(b) shall apply to such registration. Notwithstanding the foregoing, the Company shall not be required to effect more than one follow-on Registration in any 12-month period.

        10. Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate as to any Holder, at the earlier of (i) five years after the Company's initial public offering or (ii) at such time as such Holder is able to sell all Registrable Securities held, in one three-month period, pursuant to Rule 144 promulgated under the Securities Act.

        11. Lock-up Agreement. In consideration for the Company agreeing to its obligations under this Agreement each Holder of Registrable Securities and each transferee pursuant to Section 15 hereof agrees, in connection with the first registration of the Company's securities, upon request of the Company or the underwriters managing such first registration of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of such registration; provided, however, that all executive officers, directors and 2% or greater shareholders of the Company must enter into similar lock-up agreements as well. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11. Notwithstanding the foregoing, each Holder of Registrable Securities may freely transfer such securities (a) to any constituent partner or retired


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

partner of a Holder, where such Holder is a partnership, (b) to any affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act) of a Holder, (c) to any officer, director, principal shareholder or member thereof, where such Holder is a corporation or limited liability company or (d) to the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons where the Holder is a natural person, provided that written notice thereof is promptly given to the Company and that the transferee agrees to be bound by the provisions of this Agreement.

        12.    Indemnification.

               (a) The Company will indemnify each Holder, each of its officers, directors and partners, members, legal counsel, accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and members and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that, the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such

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Holders, such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder; and provided further that the obligations of each such Holder hereunder shall be limited to an amount equal to the net proceeds after expenses and commissions to such Holder from Registrable Securities sold in such offering.

               (c)     Each party entitled to indemnification under this
Section 12 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that, counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld and which shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        13. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

        14. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

               (a) make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), at any time after it has become subject to such reporting requirements; and

               (c)     so long as any of the Holders owns Restricted
Securities, furnish to Holders of Registrable Securities forthwith upon written request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder of Restricted Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

        15. Transfer of Registration Rights. The right to cause the Company to register securities granted hereunder may be assigned by a Holder to a transferee or assignee who acquires the lesser of (i) all of such Holder's Registrable Securities or (ii) 50,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends and the like); provided that, the Company is given written notice of such assignment at the time of or within a reasonable time after said transfer or assignment, and the transferee agrees in writing to be bound by the provisions of this Agreement regarding the right to register securities. Notwithstanding the foregoing, the rights to cause the Company to register securities may be freely assigned (a) to any constituent partner or retired partner of a Holder, where such Holder is a partnership, (b) to any affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act) of a Holder, (c) to any officer, director, principal shareholder or member thereof, where such Holder is a corporation or limited liability company or (d) to the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons where the Holder is a natural person, provided that written notice thereof is promptly given to the Company and that the transferee agrees to be bound by the provisions of this Agreement.

        16. Subsequent Grant of Registration Rights. The Company shall not grant rights to have securities other than the Registrable Securities registered under the Securities Act that are more favorable to the registration rights granted herein without the written consent of the holders of a majority of the Registrable Securities.

        17. Basic Financial Information. The Company will furnish the following reports to each holder of Series A Preferred, Series B Preferred and Series C Preferred then holding shares of Series A Preferred, Series B Preferred, Series C Preferred or Common Stock equal to 2,000,000 shares or more of the total outstanding capital stock of the Company (as adjusted for stock splits and like events) (each being a "SIGNIFICANT HOLDER"), assuming full conversion of the Series A Preferred, Series B Preferred and Series C
Preferred:

               (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied, all in reasonable detail and audited by an independent public accountant of recognized national standing selected by the Company.

               (b) As soon as practicable after the end of each month and in any event within 30 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each monthly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period, prepared in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from year-end audit adjustments and the absence of notes, all in reasonable detail and certified by the principal financial or accounting officer of the Company and with respect to the granting of piggy-back rights, the Series B Preferred and the Series C Preferred.

               (c) Not less than 30 days before the end of each fiscal year, an annual financial plan of the Company, which financial plan shall have been approved by the Board of Directors and shall provide each Significant Holder with the Company's projections of its monthly financial statements for the forthcoming fiscal year.

               (d) As soon as practicable after the end of each month, an executive summary of the activities of the Company including, without limitation, marketing, financial, product development and support and other material activities.

               (e) The rights to basic financial information set forth in this Section 17 may be transferred to any person acquiring from a Significant Holder a number of shares of Series A Preferred, Series B Preferred and/or Series C Preferred equal to 2,000,000 shares or more of the total outstanding capital stock of the Company (as adjusted for stock splits and like events) provided that the transferred Series A Preferred, Series B Preferred and/or Series C Preferred is not transferred to an unaffiliated third party who is an actual competitor of the Company in the reasonable judgment of the Company.

               (f) Each Holder agrees that any information obtained by such Holder pursuant to this Section 17 which the Company identifies in writing to be proprietary or otherwise confidential will not be disclosed without the prior written consent of the Company; provided, however, that a Holder may reasonably disclose such information without the prior written consent of the Company if:
(A) such information is or becomes generally available to the public other than as a result of a disclosure by such Holder or its agent; (B) such information was in the possession of such Holder prior to receiving it from the Company; (C) such information becomes available to such Holder on a non-confidential basis from a source other than the Company and the Holder does not know or reasonably suspect that the provider of such information was violating a confidentiality agreement with the Company or its agents; or (D) the disclosure of such information is required by law. Each Holder further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by such Holder in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal anti-fraud statutes.

               (g) The Covenants of the Company set forth in Section 17 (Basic Financial Information) shall terminate as to all Purchasers, other than Holders of greater than 20% of the Company's Registrable Securities, and be of no further force or effect upon the first sale of Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act, the public offering of which is not less than $9.26 per share (appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like) and for an aggregate offering price, net of underwriters' discounts and commissions, of more than $25,000,000.

        18. Visitation and Observer Rights. In addition to any rights of inspection afforded stockholders by statute or otherwise, the Company shall permit each Significant Holder to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such times as may be requested by the Significant Holder.

        19. Rights of First Offer. The Company hereby grants to each Existing Shareholder and Series C Holder (individually, an "OFFEREE;" collectively, the "OFFEREES") who owns any shares of Series A Preferred, Series B Preferred, Series C Preferred or Common Stock, the right of first offer to purchase a pro rata share of New Securities (as defined in this Section 19) which the Company may, from time to time, propose to sell and issue. Each Offeree's pro rata share, for purposes of this right of first offer, is the ratio of the number of shares of Common Stock owned by such Offeree immediately prior to the issuance of New Securities, assuming full conversion of the Series A Preferred, the Series B Preferred and the Series C Preferred and exercise of all outstanding rights, options and warrants held by said Existing Shareholder or Series C Holder, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of all outstanding Series A Preferred, Series B Preferred and Series C Preferred. Each Offeree shall have a right of over-allotment such that if any Offeree fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other Offerees may purchase the non-purchasing Offeree's portion on a pro rata basis within twenty (20) days from the date such non-purchasing Offeree fails to exercise its right hereunder to purchase its pro rata share of New Securities. This right of first offer shall be subject to the following provisions:

               (a) "NEW SECURITIES" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase Common Stock or Preferred Stock and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include the following:

                        (i) shares of Common Stock, or options to purchase shares of Common Stock, issued or granted to officers, directors and employees of, or consultants to, the Company or its subsidiaries pursuant to an option plan or purchase plan or other stock incentive program (collectively, the "PLANS") approved by the Board of Directors, including the approval of a majority of the representatives of the Series A Holders, Series B Holders and Series C Holders;

                        (ii) shares of Common Stock issued upon conversion of the Series A Preferred, Series B Preferred and Series C Preferred or other outstanding securities as of the date hereof;

                        (iii) shares of Common Stock of the Company sold in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, the aggregate proceeds of which are not less than $25,000,000 at a public offering price of not less than $9.26 per share (appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like);

                        (iv) securities of the Company issued pursuant to an acquisition approved by the Board of Directors, including the approval of a majority of the representatives of the Series A Holders, Series B Holders and Series C Holders, of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization;

                        (v) securities of the Company issued in connection with equipment lease financing transactions or bank financing transactions approved by the Company's Board of Directors, including the approval of a majority of the representatives of the Series A Holders, Series B Holders and Series C Holders which the principal purpose of which is not to raise equity funding;

                        (vi)    securities issued in connection with
transactions with operating companies approved by the Company's Board of Directors, including the approval of a majority of the representatives of the Series A Holders, Series B Holders and Series C Holders, involving research or development funding, technology licensing or joint marketing or manufacturing activities; and

                        (vii) shares of Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization where the proportionate equity of the Holders remains unchanged by the Company.

                (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Offeree written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Offeree shall have thirty (30) business days after receipt of such notice to agree to purchase its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Such Offeree's obligation to purchase such New Securities under this Section 19 will be contingent upon the completion of the issuance of the New Securities substantially in the form as provided in the written notice.

                (c)     The Company shall have sixty (60) days after the thirty
(30) business days specified above to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) the New Securities respecting which the rights of the Offerees were not exercised (or which were not subject to a right of first offer) at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such sixty (60) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Offerees in the manner provided above.

               (d)     Expiration. The Right of First Offer granted under this
Section 19 shall expire upon the first sale of Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act, the public offering of which is not less than $9.26 per share (appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like) and for an aggregate offering price, net of underwriters' discounts and commissions, of more than $25,000,000.

               (e) Assignability. This Right of First Offer is nonassignable except to any transferee to whom registration rights may be transferred pursuant to Section 15 of this Agreement.

        20.    Right of First Refusal.

               (a) The Right. In the event a Series A Holder proposes to sell, assign, pledge or in any manner transfer any of the Series A Preferred, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise (a "SELLER"), to one (1) or more unaffiliated third parties in a transaction not registered under the Securities Act, then such Seller shall first grant the other Series A Holders, as the case may be (the "NONSELLING HOLDERS"), the right to purchase all or any part of such securities (the "OFFERED SECURITIES") on the same terms as such Seller is willing to sell or otherwise transfer the Offered Securities to such third parties and then, to the extent such Nonselling Holders do not fully exercise their rights with respect to the Offered Securities, to the Company. In the event of a gift, property settlement or other transfer in which the proposed transferee is not paying the full price for the shares, the price payable by the purchasing Holders and/or the Company (or its designee) (collectively, the "PURCHASING PARTIES") shall be deemed to be the fair market value of the securities at such time, as reasonably determined by the Board of Directors in good faith.

               (b) Notice of Proposed Transfer. Before any Registrable Securities held by a Seller may be sold or otherwise transferred, the Seller shall deliver to the Nonselling Holders and the Company a written notice (the "TRANSFER NOTICE") stating (i) the Seller's bona fide intention to sell or otherwise transfer such Registrable Securities; (ii) the name of the proposed transferee(s); (iii) the number of shares of Registrable Securities to be transferred to each proposed transferee; and (iv) the bona fide cash price or other consideration for which the Seller proposes to transfer the Registrable Securities.

               (c) Exercise of Right of First Refusal. The Right of First Refusal set forth in this Section 20 may be exercised first by each Nonselling Holder as to any or all of the Offered Securities by giving notice to the Seller within seven (7) business days of the receipt by such Nonselling Holder of the Transfer Notice. Each Nonselling Holder shall have a right of over-allotment such that if any other holder fails to exercise its right hereunder to purchase its pro rata share of Offered Securities, the other holders may purchase the non-purchasing holder's portion on a pro rata basis. If the Nonselling Holders do not exercise their Right of First Refusal as to all of such Offered Securities within such period, then the Company (or a designee approved by the Board and identified to the Seller in writing before exercise) may exercise its Right of First Refusal as to any or all of the remaining Offered Securities, within thirty (30) days of the expiration of the Nonselling Persons' Right of First Refusal. If the Company does not exercise its Right of First Refusal within such period as to all remaining Offered Securities, then the Seller shall have sixty (60) days thereafter to sell (or enter into an agreement pursuant to which the sale of Offered Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) the Offered Securities respecting which the rights of the Nonselling Holders and the Company were not exercised at a price and upon terms no more favorable to the transferees thereof than specified in the Transfer Notice. In the event the Seller has not sold the Offered Securities within such sixty (60) day period (or sold and issued Offered Securities in accordance with the foregoing within thirty (30) days from the date of such agreement) the Seller shall not thereafter issue or sell any Offered Securities, without first offering such Offered Securities to the Nonselling Holders and the Company in the manner provided above.

               (d) Legend. The certificates held by the Series A Holders that are subject to the Right of First Refusal set forth in this Section 20 shall have endorsed thereon, in addition to such other legends as required to be imprinted thereon pursuant to this Agreement or to applicable law, a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THE CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND CERTAIN OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN AN INVESTORS' RIGHTS AGREEMENT, ENTERED INTO AMONG THE COMPANY, CERTAIN OF ITS STOCKHOLDERS AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

               (e) Expiration. The Right of First Refusal granted under this Section 20 shall expire upon the first sale of the Company's Common Stock to the public in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act, the public offering of which is not less than $9.26 per share (appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like) and for an aggregate offering price, net of underwriters' discounts and commissions, of more than $25,000,000.

               (f) Assignability. The Right of First Refusal is not assignable except to any transferee to whom registration rights may be transferred pursuant to Section 15 of this Agreement.

               (g) Exceptions to Right of First Refusal. The provisions of this Section 20 shall not apply if the proposed transferee of the Offered Securities is (A) a partner, active or retired, of a Holder of Registrable Securities, (B) if the Holder is a corporation, to its stockholders, (C) if the Holder is a limited liability company, to its members, (D) the estate of any Holder of Registrable

Securities, (E) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or a trust or trusts for the benefit of any Holder or such persons, or (F) any fund or entity affiliated with a Holder including any successor funds or follow-on funds related thereto, upon the request of the appropriate partner or officer of such Holder; provided that the transferee agrees to be subject to the terms of the Right of First Refusal set forth in this Section 20.

        21. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to conflicts of laws.

        22. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the rights provided herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        23. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person, by courier service or by confirmed facsimile or ten days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to an Existing Shareholder, to such Existing Shareholder's address set forth on Schedule A hereto, or at such other address as such Holder shall have furnished to the Company in writing, (b) if to a Series C Holder, to such Series C Holder's address set forth on Schedule B hereto, or at such other address as such Series C Holder shall have furnished to the Company in writing, (c) if to any other holder of any Registrable Securities, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, (d) if to a Founder, to such Founder's address as set forth in the records of the Company, or (e) if to the Company, to its address set forth on the signature page of this Agreement to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the stockholders of the Company.

        24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        25. Amendment. Any provision of this Agreement may be amended, waived or modified only upon the written consent of (i) the Company, (ii) the holders of a majority of the Registrable Securities, (iii) the holders of a majority of the Preferred Stock, voting as a class, and (iv) with respect to Section 19 or any amendment, waiver or modification which may adversely affect the rights of the Founders thereunder, a majority-in-interest of the Founders. Any amendment or modification effected in accordance with this Section shall be binding upon each Holder of Registrable Securities and the Company. Any Shareholder may waive any of his or her rights or the Company's obligations hereunder with respect to such Shareholder without obtaining the consent of any other person only be a writing signed by such Shareholder. Any amendment, waiver or modification not effected in accordance with this Section shall be void.

        26. Additional Parties. The parties hereto agree that additional holders of securities of the Company may, subject only to Section 2.3 of that certain Series C Purchase Agreement between the

Company and the Series C Holders, be added as parties to this Agreement with respect to any or all securities of the Company held by them, and shall thereupon be deemed for all purposes "Series C Holders" hereunder. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Series C Holder for purposes of this Agreement.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Investors' Rights Agreement as of the date first set forth above.

                                      COMPANY:

                                      OMNISKY CORPORATION
                                      a Delaware corporation

                                      By: /s/ Patrick S. McVeigh
                                         ---------------------------------------
                                         Name: Patrick S. McVeigh
                                         Title: CEO

                                      Address:

                                      --------------------------

                                      --------------------------


        FOUNDERS:

        /s/ Patrick S. McVeigh
        -------------------------------------
        Patrick McVeigh


        /s/ Barak Berkowitz
        ------------------------------------
        Barak Berkowitz


        /s/ Michael Dolbec
        -------------------------------------
        Michael Dolbec


        /s/ Andy Simms
        -------------------------------------
        Andy Simms



                 SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the undersigned have executed this Investors' Rights Agreement as of the date first set forth above.


        OMNI HOLDINGS, INC., a wholly-owned subsidiary of THE NEWS CORPORATION LIMITED



        By: /s/ Lachlan Murdoch
           ---------------------------------------

        Name: Lachlan Murdoch
             -------------------------------------

        Title:
              ------------------------------------




                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

        PSINET STRATEGIC INVESTMENTS, INC., A DELAWARE CORPORATION



        By: /s/ William Schroeder
           ---------------------------------------



        Its: VP
            --------------------------------------



        SUNRISE VALLEY VENTURES I, LLC A DELAWARE LIMITED LIABILITY COMPANY



        By: /s/ William Schroeder
           ---------------------------------------



        Its: Manager
            --------------------------------------


                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

        DLJ CAPITAL GROUP

        By:  Stephen M. Diamond
                Vice President


        By: /s/ Stephen M. Diamond
           ---------------------------------------
                 Name:  Stephen M. Diamond
                 Title:    Vice President



        DLJ ESC II, L.P.

        By: DLJ LBO Plans Management Corporation
               General Partner


        By: /s/ Stephen M. Diamond
           ---------------------------------------
               Name:  Stephen M. Diamond
               Title:    Attorney In Fact


        SPROUT CAPITAL VIII, L.P.

        By: DLJ Capital Corp.
               Managing General Partner


        By: /s/ Stephen M. Diamond
           ---------------------------------------
               Name:  Stephen M. Diamond
               Title:    Vice President

        SPROUT VENTURE CAPITAL, L.P.

        By: DLJ Capital Corp.
               General Partner


        By: /s/ Stephen M. Diamond
           ---------------------------------------
               Name:  Stephen M. Diamond
               Title:    Vice President



                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

RONALD F. ZAMPOLIN


By: /s/ Ronald F. Zampolin
   --------------------------------

COLIN R. KNUDSEN


By: /s/ Colin R. Knudsen
   --------------------------------

LOUIS P. FRIEDMAN


By: /s/ Louis P. Friedman
   --------------------------------

MICHAEL BRABANT


By: /s/ Michael Brabant
   --------------------------------

ERIC S. WEINSTEIN


By: /s/ Eric S. Weinstein
   --------------------------------

JERRY J. HALL, TRUSTEE


By: /s/ Jerry J. Hall, Trustee
   --------------------------------

RAY CLEEMAN


By: /s/ Ray Cleeman
   --------------------------------



                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

        AETHER OPENSKY INVESTMENTS LLC

        By: Aether Systems, Inc.,
               Its Sole Member


        By: /s/ David S. Oros
           -----------------------------------------
               Name:  David S. Oros
               Title: President and Chief Executive Officer


        3COM VENTURES, INC.


        By: /s/ Janice M. Roberts
           -----------------------------------------
               Name:  Janice M. Roberts
               Title: President 3COM Ventures

        WS INVESTMENT COMPANY 99B


        By: /s/  James Terranova
           -----------------------------------------
               Name: James Terranova
               Title:




                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

        AARON J. ALTER                       LARRY SONSINI


        By: /s/ Aaron J. Alter               By: /s/ Larry Sonsini
           --------------------------           ----------------------------


        KEITH EGGLETON


        By: /s/ Keith Eggleton
           --------------------------

        CYNTHIA A. DY


        By: /s/ Cynthia A. Dy
           --------------------------


        RICHARD S. ARNOLD, JR.


        By: /s/ Richard S. Arnold, JR.
           ---------------------------

        MARK BEARIAULT


        By: /s/ Mark Beariault
           --------------------------

        RICHARD A. KLINE


        By: /s/ Richard A. Kline
           --------------------------

        KEVIN A. KAKAREKA


        By:
           --------------------------

        SELWYN GOLDBERG

        By: /s/ Selwyn Goldberg
           --------------------------

        BORIS FELDMAN

        By: /s/ Boris Feldman
           --------------------------


                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             INFOSPACE VENTURE CAPITAL FUND 2000, LLC
                             By:  InfoSpace, Inc. as Managing Member



                             By: /s/ Ellen B. Alben
                                -----------------------------------------

                             Name: Ellen B. Alben

                             Title: Senior Vice President, Legal and Business Affairs and Secretary



                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                   Lawrence Winkler

                                   /s/ Lawrence Winkler
                                   --------------------------------------
                                   By:  Lawrence Winkler


                                   Raymond Cleeman

                                   /s/ Raymond Cleeman
                                   --------------------------------------
                                   By:  Raymond Cleeman


                                   Michael Malesardi

                                   /s/ Michael Malesardi
                                   --------------------------------------
                                   By:  Michael Malesardi




                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                               Ronald F. Zampolin


                               /s/ Ronald F. Zampolin
                               ------------------------------------------
                               By:  Ronald F. Zampolin


                               Eric S. Weinstein


                               /s/ Eric S. Weinstein
                               ------------------------------------------
                               By:  Eric S. Weinstein


                               Donal Orr


                               /s/ Donal Orr
                               ------------------------------------------
                               By:  Donal Orr


                               Karl Knight


                               /s/ Karl Knight
                               ------------------------------------------
                               By:  Karl Knight


                               William J. Takeuchi


                               /s/ William J. Takeuchi
                               ------------------------------------------
                               By:  William J. Takeuchi


                               Qazi Munirul Alam


                               /s/ Qazi Munirul Alam
                               ------------------------------------------
                               By: Qazi Munirul Alam




                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             AT&T CORP.



                             By: /s/ Glen T. Edens
                                --------------------------------------



                             Name: Glen T. Edens
                                  -------------------------------------



                             Title: President AT&T's Strategic Ventures
                                   ------------------------------------



                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             AKAMAI TECHNOLOGIES, INC.



                             By: /s/ Timothy Weller
                                ------------------------------------



                             Name: Timothy Weller
                                  ----------------------------------



                             Title: CFO
                                   ---------------------------------


                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                               PSINET STRATEGIC INVESTMENTS, INC., A DELAWARE CORPORATION



                               By: /s/ William Schroeder
                                  -----------------------------------



                               Its: VP
                                   ----------------------------------


                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                    Scott Wornow

                                    /s/ Scott Wornow
                                    -------------------------------------------
                                    By:  Scott Wornow


                                    John Otto

                                    /s/ John Otto
                                    -------------------------------------------
                                    By:  John Otto


                                    Michael Rollins

                                    /s/ Michael Rollins
                                    -------------------------------------------
                                    By: Michael Rollins


                                    Robert Doherty

                                    /s/ Robert Doherty
                                    -------------------------------------------
                                    By: Robert Doherty


                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                            Douglas Woloshin, Trustee

                                            /s/ Douglas Woloshin
                                            ----------------------------------
                                            By: Douglas Woloshin



                  SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE A

                               SCHEDULE OF HOLDERS



COMMON STOCK:

1)      Patrick McVeigh

2)      Barak Berkowitz

3)      Michael Dolbec

4)      Andrew Simms


SERIES A PREFERRED:

1)      3Com Ventures, Inc.
        Address:
        5400 Bayfront Plaza
        Santa Clara, CA 95052-8145
        Facsimile:  (408) 764-5001

        With a copy of all notices to:

        3Com Corporation
        Attention: General Counsel
        5400 Bayfront Plaza
        Santa Clara, CA  95052-8145
        Facsimile: (408) 326-6434

2)      Aether OpenSky Investments LLC
        Address:
        11460 Cronridge Drive
        Owings Mills, MD  21117
        Facsimile: (410) 654-6554

3)      WS Investment Company 99B
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

4)      Larry Sonsini
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

5)      Boris Feldman
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

6)      Aaron Alter
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

7)      Keith Eggleton
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

8)      Cynthia Dy
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

9)      Richard S. Arnold, Jr.
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

SERIES B PREFERRED:

1)      DLJ Capital Corp.
        Address:
        3000 Sand Hill Road #3-170
        Menlo Park, CA 94025

2)      DLJ ESC II, L.P.
        Address:
        3000 Sand Hill Road #3-170
        Menlo Park, CA 94025

3)      Sprout Capital VIII, L.P.
        Address:
        3000 Sand Hill Road #3-170
        Menlo Park, CA 94025

4)      Sprout Venture Capital, L.P.
        Address:
        3000 Sand Hill Road #3-170
        Menlo Park, CA 94025

5)      Ronald F. Zampolin
        Address:
        35 Hidden Oak Road
        Briarcliff Manor, NY 10510
        914-923-1318

6)      Colin Roderick Knudsen
        Address:
        101 Central Park West
        Apt. #14A
        New York, NY 10023
        212-873-9595

7)      Louis P. Friedman
        Address:
        17 E 83rd St.
        New York, NY 10028
        212-472-7480

8)      Michael Brabant
        Address:
        44 Springdale Road

        Scarsdale, NY 10583
        914-472-6376

9)      Eric S. Weinstein
        Address:
        300 E. 75th Street
        Apt. #21A
        New York, NY 10021
        212-472-5829

10)     Jerry J. Hall and Gail E. Hall 1999 Revocable Trust
        Jerry J. Hall and Gail E. Hall, Trustees
        Address:
        5109 Vicenza Way
        San Jose, CA 95138
        (408)858-7190

11)     Raymond Cleeman
        Address:
        277 Park Avenue
        New York, NY 10172
        (212) 892-3887

12)     Aether OpenSky Investments LLC
        Address:
        11460 Cronridge Drive
        Owings Mills, MD  21117
        Facsimile: (410) 654-6554

13)     WS Investment Company 99B
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

14)     Aaron Alter
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

15)     Keith Eggleton
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

16)     Cynthia Dy
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

17)     Richard S. Arnold, Jr.
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

18)     Mark Beariault
        Address:
        650 Page Mill Rd
        Palo Alto, CA 94304
        Facsimile: (650) 493-6811

19)     Richard A. Kline
        Address:
        650 Page Mill Road
        Palo Alto, CA 94304
        Facsimile:  (650) 493-6811

20)     Kevin Kakareka
        Address:
        650 Page Mill Road
        Palo Alto, CA 94304
        Facsimile:  (650) 493-6811

                                   SCHEDULE B

                             SCHEDULE OF PURCHASERS

FIRST CLOSING:                              APRIL 24, 2000



   Name and Address of Purchaser     Number of Shares of Series C       Aggregate Purchase
   -----------------------------     ----------------------------       -------------------
                                               Preferred                       Price
                                               ---------                       -----
Omni Holdings, Inc.                             2,227,342                  $14,499,996.42
c/o News America Incorporated
1211 Avenue of the Americas
New York, NY  10036
Attention:  Janet Nova


PSINet Strategic Investments, Inc.              2,112,135                  $13,749,998.85
c/o PSINet Inc.
510 Huntmar Park Drive
Herndon, VA 20170
Attention:  Kathleen B. Horne,
Senior Vice President and General
Counsel

Sunrise Valley Ventures I, LLC                     38,402                  $   249,997.02
c/o PSINet Inc.
510 Huntmar Park Drive
Herndon, VA 20170
Attention:  David N. Kunkel,
Manager

                                                ---------                  --------------
Subtotal:                                       4,377,879                  $28,499,992.29

SECOND CLOSING:                            MAY 12, 2000

   Name and Address of Purchaser     Number of Shares of Series C       Aggregate Purchase
   -----------------------------     ----------------------------       -------------------
                                               Preferred                       Price
                                               ---------                       -----
Infospace Venture Capital Fund                  460,829                   $2,999,996.79
2000, LLC
c/o InfoSpace, Inc.
15375 N.E. 90th Street
Redmond, Washington 98052
Attention: Ellen B. Alben

Lawrence Winkler                                100,000                   $     651,000 (1)
1001 Elwell Court
Palo Alto, CA 94303

Raymond Cleeman                                  50,000                   $     325,500 (1)
1001 Elwell Court
Palo Alto, CA 94303

Michael Malesardi                                50,000                   $     325,500 (1)
1001 Elwell Court
Palo Alto, CA 94303

Ronald F. Zampolin                               10,000                   $      65,100
SS # ###-##-####
35 Hidden Oak Rd
Briarcliff Manor, NY 10510


Eric S. Weinstein                                 3,840                   $   24,998.40
SS# ###-##-####
300 E. 75th Street, Apt. #21A
New York, NY 10021

Donal Orr                                         3,840                   $   24,998.40
SS# - ###-##-####
75 CottonWood Lane
Briarcliff Manor, NY 10510




Karl Knight                                       3,072                   $   19,998.72
SS# ###-##-####
120 East 36th Street, #11F
New York, NY 10016

William J. Takeuchi                               3,072                   $   19,998.72
SS# ###-##-####
27 West 88th Street, #3
New York, NY 10024-2539

Qazi Munirul Alam                                   768                   $    4,999.68
SS# ###-##-####
80 John Street, #18C
New York, NY 10038

                                                -------                   -------------

Subtotal:                                       685,421                   $4,462,090.71

THIRD CLOSING:                             MAY 19, 2000

   Name and Address of Purchaser     Number of Shares of Series C       Aggregate Purchase
   -----------------------------     ----------------------------       -------------------
                                               Preferred                       Price
                                               ---------                       -----
AT&T Corp.                                      1,536,098                 $ 9,999,997.98
75 Willow Road
Menlo Park, CA 94025

With a copy to:
295 North Maple Avenue
Basking Ridge, NJ 07920
Attn:  VP Law/ Corporate Secretary

Akamai Technologies, Inc.                         153,609                 $   999,994.59
201 Broadway
Cambridge, MA 02139
Attn:  General Counsel

PSINet Strategic Investments, Inc.                153,609                 $   999,994.59
c/o PSINet Inc.
510 Huntmar Park Drive
Herndon, VA 20170
Attn:  Kathleen B. Horne, Senior
Vice President and General Counsel

Scott Wornow                                       25,000                 $      162,750 (2)
1001 Elwell Court
Palo Alto, CA 94303

John F. Otto                                        7,680                 $    49,996.80
S/S #: ###-##-####
375 Round Hill Road
Greenwich, CT 06831

Robert F. Doherty                                   7,680                 $    49,996.80
S/S #: ###-##-####
171 W. 71st Street, Apt. 5A
New York, NY 10023


Trust Agreement Dated 11/1/95                     23,041                  $   149,996.91
FBO Thomas E. Wheeler
Douglas Woloshin, Trustee
Address:
2001 Pennsylvania Avenue, NW,
Suite 400
Washington, DC 20006-1851

                                                ---------                 --------------

Subtotal:                                       1,906,717                 $12,412,727.67

FOURTH CLOSING:                              JUNE 9, 2000

   Name and Address of Purchaser     Number of Shares of Series C       Aggregate Purchase
   -----------------------------     ----------------------------       -------------------
                                               Preferred                       Price
                                               ---------                       -----
Omni Holdings, Inc.                              6,982,995                $45,459,297.45
c/o News America Incorporated
1211 Avenue of the Americas
New York, NY 10036
Attention:  Janet Nova

                                                ----------                --------------

Subtotal:                                        6,982,995                $45,459,297.45

                                                ----------                --------------

Total:                                          13,953,012                $90,834,108.12


(1) - Payment made by full recourse
promissory note.
(2) - 5,000 shares purchased by
full recourse promissory note.